UBS Index Trust – UBS S&P 500 Index Fund

Supplement to the prospectus relating to Class A, Class B, Class C, Class C-2 and Class Y shares (the "Prospectus") and the Statement of Additional information ("SAI"), each dated September 28, 2006

July 9, 2007

Dear Investor,

The purpose of this supplement is to update information regarding UBS S&P 500 Index Fund ("the Fund"). The following changes are discussed in more detail below: (I) the elimination of front-end sales charge waivers for purchases of Class A shares of the Fund through certain financial advisors; and (II) clarification of the Fund's cover requirements for strategies using derivative instruments.

I. The elimination of front-end sales charge waivers for purchases of Class A shares of the Fund through certain financial advisors.

The Board of Trustees ("Board") of UBS Index Trust (the "Trust") has determined to eliminate front-end sales charge waivers for purchases of Class A shares of the Fund that occur when an investor's account is moved between brokerage firms as a result of the transfer of a financial advisor from a competing brokerage firm to UBS Financial Services Inc.

As a result of this change, the Prospectus dated September 28, 2006 is revised as follows:

The numbered paragraph "11" on page 11 of the Prospectus, and the three bullet-points which follow such paragraph, are deleted in their entirety.

II. Clarification of cover requirements for strategies using derivative instruments.

The Board of the Trust has determined to clarify the cover requirements with respect to investment strategies which use derivative instruments.

As a result of this change, the SAI dated September 28, 2006 is revised as follows:

The following will be added as the second paragraph of the sub-section entitled "Cover for strategies using derivative instruments" on page 11 of the SAI:

With respect to futures contracts, the fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures

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contract that is not contractually required to "cash-settle," the fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," the fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.